CORPORATE PRESENTATION November 2023 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical fact included in this presentation, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, estimates of market size, the anticipated timing, design and conduct of our planned pre-clinical and clinical trials, the anticipated timing for pre-clinical and clinical data, the development of our product candidates, the potential clinical benefits of our product candidates, including efficacy and safety benefits, the potential benefits of strategic partnerships and licensing arrangements and our intent to enter into any strategic partnerships or licensing arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation, including competition from third parties with respect to our product candidates; risks related to the supply and manufacturing of and complexity of components in our devices; whether we will be able to develop our precision medicine products, and, if developed, that such product candidates will be authorized for marketing by regulatory authorities, or will be commercially successful; and those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and elsewhere in such filing and in other subsequent disclosure documents, including our Quarterly Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Industry and Market Data: We obtained the industry, market, and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys, and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market, and competitive position data included in this prospectus is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Treatment at the site of disease in the GI tract could improve outcomes for patients with inflammatory bowel disease Our mission is to reimagine therapeutic delivery Needle-free, oral delivery of large molecules designed to replace injection for better management of chronic diseases Innovating smart capsule technologies to deliver the right dose to the right place, safely

THERAPEUTIC PIPELINE PROGRAM PROGRAM INDICATION DESIGN/FEASIBILITY PRECLINICAL CLINICAL NAVICAP™ TARGETED DELIVERY NaviCap™ Targeted Oral Delivery Platform -- BT-600 NaviCap + tofacitinib* UC BT-001 NaviCap + adalimumab variant* UC BIOJET™ SYSTEMIC ORAL DELIVERY BioJet™ Systemic Oral Delivery Platform -- Ionis Collaboration BioJet + antisense therapy Undisclosed Large Pharma 1 Collaboration BioJet + undisclosed drug Undisclosed Large Pharma 2 Collaboration BioJet + undisclosed drug Undisclosed PLANNED FOR 2024 BT-200 BioJet + GLP-1 receptor agonist* Demonstration Program BT-002 BioJet + adalimumab variant* Demonstration Program *Biora’s own molecules IND FILED

ULCERATIVE COLITIS: THE TREATMENT GAP Despite therapeutics targeting different pathways, few patients achieve long-term remission Alsoud D, Verstockt B, Fiocchi C, Vermeire S. Breaking the therapeutic ceiling in drug development in ulcerative colitis. Lancet Gastroenterol Hepatol. 2021;6(7):589-595. Hirten RP, Sands BE. New Therapeutics for Ulcerative Colitis. Annu Rev Med. 2021;72:199-213. Shivashankar R, Tremaine WJ, Harmsen WS, Loftus EV Jr. Incidence and Prevalence of Crohn's Disease and Ulcerative Colitis in Olmsted County, Minnesota From 1970 Through 2010. Clin Gastroenterol Hepatol. 2017;15(6):857-863. Inflammatory bowel disease (IBD) includes Crohn’s disease and ulcerative colitis (UC) UC causes inflammation and damage to the large intestine About 1 million people in the U.S. are affected with UC, and ~40,000 cases are diagnosed each year3 ABOUT ULCERATIVE COLITIS Treatment begins with 2-3 months of drug therapy to reach therapeutic levels 15-30% of patients achieve remission of symptoms after induction with any drug therapy1,2 UC TREATMENT CYCLE Patients undergo induction (2-3 months) with different drug Efficacy rate decreases with successive rounds of therapy1 60% of patients in remission relapse within 12 months2 INDUCTION TRIAL INDUCTION TRIAL RELAPSE NO RESPONSE MAINTENANCE Patients in remission continue drug therapy to prevent relapse

UNMET NEED IN ULCERATIVE COLITIS Targeted delivery could enable rapid induction and improve patient response THERAPEUTIC CHALLENGES POTENTIAL SOLUTION Systemic toxicity issues may limit daily dosage of UC drugs Reduced systemic uptake is designed to reduce toxicity and adverse events Difficulty of achieving sufficient drug levels at site of disease 1 Targeted delivery is designed to increase drug levels at the site of disease, which is correlated with improved outcomes1 2 Combination therapy is limited by toxicity 3 Reduced toxicity could enable combination therapy2 Development in partnership with: Verstockt B, Alsoud D, van Oostrom J, et al. Tofacitinib tissue exposure correlates with endoscopic outcome. Poster presented at: 17th Congress of the European Crohn’s and Colitis Organisation (ECCO), February 18, 2022, virtual. van Oostrom J, Verstockt B, Hanzel J, et al. Pharmacokinetic stratification of cytokine profiles during anti-TNF induction treatment in moderate-to-severe ulcerative colitis. Poster presented at: 17th Congress of the European Crohn’s and Colitis Organisation (ECCO), February 18, 2022, virtual.

RESEARCH DATA SUPPORTS TARGETED APPROACH Tissue drug concentration correlates with endoscopic outcomes in UC Verstockt B, Alsoud D, van Oostrom J, et al. Tofacitinib tissue exposure correlates with endoscopic outcome. Poster presented at: 17th Congress of the European Crohn’s and Colitis Organisation (ECCO), February 18, 2022, virtual. RESULTS 30 consecutive UC patients with active endoscopic disease initiated treatment with tofacitinib and prospectively monitored median tissue exposure Responders Non-responders IC90 P= 0.04 TOFACITINIB TISSUE EXPOSURE EXCEEDED IC90 IN RESPONDERS Research presented at ECCO 2022 and DDW 2022 in collaboration with: Tofacitinib tissue exposure at the end of induction was associated with endoscopic improvement by week 16 (p=0.04) In responders (n=14), median tofacitinib tissue exposure exceeded IC90

NAVICAP™ TARGETED DRUG DELIVERY PLATFORM Needle-free, oral drug delivery to the colon ORAL ADMINISTRATION Convenient oral capsule the size of a fish-oil pill 1. Lee SN, Razag G, Stork C, et al. Potential effects of food on a novel Drug Delivery System (DDS) to deliver therapeutic compound into the colon. Poster presented at: Crohn’s & Colitis Congress, January 19-21, 2023, Denver, CO. AUTONOMOUS LOCATION GITrac™ autolocation technology enables targeted delivery to the colon, regardless of fasted or fed state1 TARGETED DRUG DELIVERY Method designed to coat the length of the colon with liquid formulation, minimizing systemic uptake

https://biora.wistia.com/medias/r65935rbqs NAVICAP™ TARGETED DRUG DELIVERY PLATFORM Autonomous location and delivery to the colon

DEVICE FUNCTION STUDIES Four successful studies in humans showing the NaviCap™ device was well tolerated and performed as intended 83% of devices accurately identified entry into the colon (10/12)1 Achieved distribution of payload across the entire colon1 No early deployment before colon detection1 PM-601 Device Function Study in Healthy Volunteers – Fasted State Q4 2022 PM-611 Device Function Study in Healthy Volunteers – Fasted & Fed PM-602 Device Function Study in Patients with Active UC BT-603 Device Function Study in Healthy Volunteers – Fasted State HEALTHY VOLUNTEERS Lee SN, Sandefer E, Doll W, et al. A Scintigraphic Study to Evaluate the Safety, Tolerability, and Functionality of a Drug Delivery System (DDS) Device in Healthy Volunteers in Fasted State. Poster presented at: American College of Gastroenterology Annual Scientific Meeting, October 21-26, 2022, Charlotte, NC. Lee SN, Razag G, Stork C, et al. Potential effects of food on a novel Drug Delivery System (DDS) to deliver therapeutic compound into the colon. Poster presented at: Crohn’s & Colitis Congress, January 19-21, 2023, Denver, CO. Martin K, Lee SN, Stork C, et al. A Scintigraphic Study to Evaluate the Localization and Delivery Function of a Drug Delivery System (DDS) Device in Patients with Active Ulcerative Colitis (UC) in Fasted State. Poster presented at: American College of Gastroenterology Annual Scientific Meeting, October 21-26, 2022, Charlotte, NC. Biora Therapeutics internal data FUNCTION WITH/WITHOUT FOOD ACTIVE UC PATIENTS PHASE 1-READY DEVICE 100% of analyzed devices successfully identified entry to the colon and activated gas cells for delivery in all fasted/fed schedules (39/39)2 97.4% of analyzed devices activated the payload release function (38/39)2 100% of devices accurately identified entry into the colon, triggered release of a liquid payload, and achieved distribution across the entire colon (7/7)3 94% of devices accurately identified entry into the colon, triggered release of a liquid payload, and achieved distribution across the entire colon (15/16)4 Q4 2022 Q1 2023 Q2 2023

DEVICE FUNCTION STUDIES Demonstrated accurate localization and delivery to colon Biora Therapeutics internal data ACCURATE LOCALIZATION AND DELIVERY TO HUMAN COLON Clinical device validation for localization and delivery function using scintigraphic imaging in patients with active ulcerative colitis Achieved distribution across the entire colon ACCURATE DELIVERY TO COLON IN CANINES Pharmacokinetic data from two marker drugs administered in canine model Successful delivery to colon via device No early release of drug No drug absorption in upper GI tract

https://www.bioratherapeutics.com/pipeline/targeted-therapeutics#scintigraphy DEVICE FUNCTION STUDIES Scintigraphic imaging of NaviCap delivery in healthy subject Despite variability in the GI environment among subjects, the NaviCap device has been shown to perform as designed across a range of expected differences in motility.

BT-600 PRECLINICAL STUDY RESULTS Reduced systemic uptake, better distribution and tissue coverage Biora Therapeutics internal data RESULTS Non-GLP study; 7 days/QD in canine model compared BT-600 (tofacitinib 10mg liquid formulation delivered via device) vs. standard oral tablet (tofacitinib 10mg)  Reduced drug levels in blood vs. standard oral tablet Tissue drug levels at average ~100X higher along the length of the colon vs. standard oral tablet Data suggest that a dose lower than the standard 10mg tofacitinib may provide increased tissue levels while reducing systemic exposure PLASMA LEVEL CMAX ~5X LOWER COLON TISSUE COVERAGE ~100X HIGHER BT-600 10mg Tofacitinib Oral Tablet 10mg

BT-600 (NAVICAP™ + TOFACITINIB) Clinical Development Plan H1 2023 H2 2023 2024 14-DAY GLP TOX STUDY INTERIM DATA Preclinical / IND enabling Clinical 2 weeks/QD Design: SAD/MAD Primary endpoint Safety & tolerability Key secondary endpoints PK/PD ANALYSIS & REPORTING POTENTIAL PHASE 1B IN ACTIVE UC IND FILING & PHASE 1 IN HEALTHY VOLUNTEERS

PHASE 1: SINGLE AND MULTIPLE ASCENDING DOSE STUDIES Evaluate safety, tolerability, pharmacokinetics and pharmacodynamics of BT-600 in healthy volunteers SAD 24 subjects MAD 24 subjects D7 Blood Stool D1 Blood Stool D2 Blood Stool D3 Blood Stool BT-600 Baseline D1 Blood Stool D2 Blood Stool D3 Blood Stool D7 Blood & Tissue Stool Placebo or BT-600 7 days/QD Baseline Blood Stool PATIENT POPULATION Normal healthy volunteers Total of 48 subjects (24 SAD and 24 MAD subjects) STUDY DESIGN Randomized, double-blind (participant and site), placebo-controlled study to evaluate the safety, tolerability, and PK/PD of SAD and MAD doses of BT-600 in healthy subjects OBJECTIVES Demonstrate safety and tolerability of BT-600, assess PK and PD effects of tofacitinib released from BT-600 over 8 days in NHV in blood and in tissue N=9 N=3 5mg Placebo N=9 N=3 10mg Placebo N=9 N=3 10mg 7x QD Placebo N=9 N=3 5mg 7x QD Placebo

Source: Evaluate Pharma; GlobalData Global annual sales forecast for ulcerative colitis therapeutics: $7 billion in 20221 >10 FDA-approved drugs for UC ULCERATIVE COLITIS: TREATMENT LANDSCAPE Potential for market-leading efficacy in tofacitinib creates sizeable opportunity Vedolizumab Adalimumab Ustekinumab Infliximab Tofacitinib / Ozanimod* PRE-BIOLOGICS FIRST-LINE BIOLOGIC SECOND-LINE BIOLOGIC THIRD-LINE BIOLOGIC Adalimumab Infliximab Vedolizumab *Non-biologic drug therapies

UNMET NEED Needles are associated with poor disease management Palanca A, Ampudia-Blasco FJ, Calderón JM, et al. Real-World Evaluation of GLP-1 Receptor Agonist Therapy Persistence, Adherence and Therapeutic Inertia Among Obese Adults with Type 2 Diabetes. Diabetes Ther. 2023;14(4):723-736. doi:10.1007/s13300-023-01382-9 Spain CV, Wright JJ, Hahn RM, Wivel A, Martin AA. Self-reported Barriers to Adherence and Persistence to Treatment With Injectable Medications for Type 2 Diabetes. Clin Ther. 2016;38(7):1653-1664.e1. doi:10.1016/j.clinthera.2016.05.009 of people with diabetes discontinue injectable medications due to injection concerns1,2 38 % of patients fail to maintain diabetes treatment due to injection concerns when using an injectable GLP-1 agonist2 42 % higher discontinuation rate for diabetes patients initiating treatment with an injectable GLP-1 agonist vs. those starting oral therapy2 71%

BIOJET™ SYSTEMIC DRUG DELIVERY PLATFORM Needle-free, oral delivery to small intestine ORAL CAPSULE Convenient oral capsule the size of a multivitamin for ease of swallowing PRECISE DELIVERY Enteric trigger for precise timing of drug delivery to the small intestine NEEDLE-FREE ADMINISTRATION Liquid jet injection to the small intestine to maximize systemic uptake RESEARCH COLLABORATIONS Ionis Large Pharma 1 Large Pharma 2

https://biora.wistia.com/medias/embr15eh3a BIOJET™ SYSTEMIC DRUG DELIVERY PLATFORM Liquid jet delivery to the small intestine

Lee SN, Stork C, Valenzuela R, et al. Evaluation of the pharmacokinetics of glucagon-like-peptide-1 (GLP-1) receptor agonist delivered through the BioJet™ oral biotherapeutic delivery platform in a porcine model. Poster presented at: American Diabetes Association 83rd Scientific Sessions, June 23-26, 2023, San Diego, California. PRECLINICAL RESULTS Excellent systemic uptake for orally delivered large molecules demonstrated in animals RESULTS Preclinical studies in swine model with endoscopically placed and triggered next-gen device compared to IV administration of GLP-1 agonist (semaglutide) Average oral bioavailability of 37% ± 15% (N=7; CV:40%), ranging up to 60%1 A repeat study (PSS10) showed similar results with average oral bioavailability of 37% (N=5; CV:57%)1 All dosed animals showed detectable drug levels up to ten days post-dosing1 No significant clinical signs were observed in any of the animals for up to 10 days1 SYSTEMIC EXPOSURE TO SEMAGLUTIDE FOLLOWING INTRADUODENAL ADMINISTRATION OF THE BIOJET DEVICE vs. IV CONTROLS

Lee SN, Stork C, Valenzuela R, et al. Evaluation of the pharmacokinetics of glucagon-like-peptide-1 (GLP-1) receptor agonist delivered through the BioJet™ oral biotherapeutic delivery platform in a porcine model. Poster presented at: 59th Annual Meeting of the European Association for the Study of Diabetes, October 2-6, 2023, Hamburg, Germany. PRECLINICAL RESULTS UPDATE: Recent experiments with next-generation autonomous device confirm consistent performance RESULTS Preclinical studies in swine model with endoscopically placed and autonomously triggered next-gen device compared to IV administration of GLP-1 agonist (semaglutide) 96% of animals (22/23) showed semaglutide in systemic circulation at clinically relevant levels1 Oral bioavailability for animals with functional devices averaged 20.5% ± 15.3% (N=22; CV: 74.6%), ranging up to 59%1 No significant clinical signs were observed in any of the animals before or after dosing for up to 10 days1 SYSTEMIC EXPOSURE TO SEMAGLUTIDE FOLLOWING AUTONOMOUS TRIGGERING OF THE BIOJET DEVICE vs. IV CONTROLS

Lee SN, Stork C, Smith J, et al. Development of ex-vivo and in-vivo models to assess the performance of an oral biotherapeutic delivery system (OBDS) device. Poster presented at: American College of Gastroenterology Annual Scientific Meeting, October 21-26, 2022, Charlotte, North Carolina. Lee SN, Stork C, Smith J, et al. Evaluation of the pharmacokinetics of PGN-OB1 following oral administration of an oral biotherapeutics delivery system (OBDS) in Yucatan swine. Poster presented at: American College of Gastroenterology Annual Scientific Meeting, October 21-26, 2022, Charlotte, North Carolina. Lee SN, Stork C, Valenzuela R, et al. Evaluation of the pharmacokinetics of glucagon-like-peptide-1 (GLP-1) receptor agonist delivered through the BioJet™ oral biotherapeutic delivery platform in a porcine model. Poster presented at: 59th Annual Meeting of the European Association for the Study of Diabetes, October 2-6, 2023, Hamburg, Germany. Lee SN, Stork C, Valenzuela R, et al. Evaluation of the pharmacokinetics of glucagon-like-peptide-1 (GLP-1) receptor agonist delivered through the BioJet™ oral biotherapeutic delivery platform in a porcine model. Poster presented at: American Diabetes Association 83rd Scientific Sessions, June 23-26, 2023, San Diego, California. PRECLINICAL RESULTS Development pathway for the BioJet™ platform ≥83% autonomous deployment accuracy of BioJet 1 device in canine model1 25% bioavailability average in swine with drug detected in blood (variant of adalimumab)2 Preclinical Models to Assess Performance of BioJet 1 Q3/Q4 2022 Improvement of Autonomous Device Function for BioJet 2 Delivery of Adalimumab & Semaglutide with Remotely Triggered BioJet 2 Preclinical Testing of Pharma Collaborators’ Molecules with BioJet 2 DEVELOPED ANIMAL MODELS PERFORMANCE TARGETS ACHIEVED >2X BIOAVAILABILITY TARGET ONGOING STUDIES Achieved target average bioavailability of ≥15% with semaglutide3 Achieved device function targets3 Confirmed with repeat animal studies3 Average bioavailability in swine: 51% for adalimumab3 37% for semaglutide4 Performance achieved in repeat animal studies Completed preliminary study with Ionis antisense oligonucleotides   Testing undisclosed molecule with Large Pharma 1 collaborator Anticipate additional collaborator developments Q1 2023 Q2/Q3 2023 Q3/Q4 2023

IND application submitted to FDA Planning to initiate phase 1 trial late 2023 Our mission is to reimagine therapeutic delivery Achieved performance targets with BioJet 2 device Performing animal studies with collaborators’ molecules Innovating smart capsule technologies to deliver the right dose to the right place, safely

APPENDIX

TARGETED THERAPEUTICS PUBLICATIONS bioratherapeutics.com/publications Development of targeted therapeutic antibodies for the treatment of inflammatory bowel disease: A proof of concept. Poster presented at DDW 2019. A comparison of systemic versus targeted anti-TNFα antibody in treatment of colitis induced by adoptive transfer of CD44-/CD62L+ T-cells into RAG2-/- mice recipients. Presented at DDW 2019. Targeted delivery of soluble tofacitinib citrate to the site of inflammation to improve efficacy and safety. Poster presented at DDW 2021. Development of a novel drug delivery system for treatment of Ulcerative Colitis. Poster resented at DDW 2021. Development of a Novel Drug Delivery System to Deliver Drugs Directly to the Colonic Mucosa, Resulting in Improved Efficacy and Reduced Systemic Exposure for the Treatment of Ulcerative Colitis. Crohn's & Colitis 360. 2021, 3, 1–5. Tofacitinib tissue exposure correlates with endoscopic outcome. Oral presentation at DDW 2022 and BWG. Poster presented at ECCO 2022. Pharmacokinetic stratification of cytokine profiles during anti-TNF induction treatment in moderate-to-severe UC. Poster presented at ECCO 2022 and DDW 2022. Pilot study to assess pharmacokinetic and pharmacodynamic markers following enema-dosing with adalimumab in patients with active ulcerative colitis. Poster presented at ACG 2022. A scintigraphic study to evaluate the safety, tolerability, and functionality of a Drug Delivery System (DDS) device in healthy volunteers in fasted state. Poster presented at ACG 2022. A scintigraphic study to evaluate the localization and delivery function of a Drug Delivery System (DDS) device in patients with active ulcerative colitis (UC) in fasted state. Poster presented at ACG 2022. Development of a novel Drug Delivery System (DDS) to deliver drugs directly to the colonic mucosa to improve efficacy and reduce systemic exposure for the treatment of ulcerative colitis (UC). Poster presented at Crohn’s & Colitis Congress 2023. Potential effects of food on a novel Drug Delivery System (DDS) to deliver therapeutic compound into the colon. Poster presented at Crohn’s & Colitis Congress 2023.

BIOJET™ SYSTEMIC DRUG DELIVERY PLATFORM bioratherapeutics.com/publications Development of ex-vivo and in-vivo models to assess the performance of an oral biotherapeutic delivery system (OBDS) capsule. Poster presented at the Controlled Release Society Annual Meeting, July 13-14, 2022 and at the American College of Gastroenterology Annual Scientific Meeting, October 21-26, 2022. Assessing the performance of an oral biotherapeutic delivery system (OBDS) using intra-duodenal endoscopy delivery in Yucatan minipigs. Poster presented at the Controlled Release Society Annual Meeting, July 13-14, 2022 and at the American College of Gastroenterology Annual Scientific Meeting, October 21-26, 2022. Development of preclinical models to assess the performance of the oral biotherapeutic delivery system (OBDS) capsule. Poster presented at the Parenteral Drug Association Universe of Pre-Filled Syringes and Injection Devices Conference, October 18-19, 2022. Evaluation of the pharmacokinetics of glucagon-like-peptide-1 (GLP-1) receptor agonist delivered through the BioJet™ oral biotherapeutic delivery platform in a porcine model. Poster presented at the American Diabetes Association 83rd Scientific Sessions, June 23-26, 2023. Evaluation of the pharmacokinetics of glucagon-like-peptide-1 (GLP-1) receptor agonist delivered through the BioJet™ oral biotherapeutic delivery platform in a porcine model. Poster presented at the 59th Annual Meeting of the European Association for the Study of Diabetes, October 2-6, 2023.

Other Device & Diagnostic IP 36 patent families covering: Ingestible devices for GI sampling and diagnostics GI sample preservation GI analyte detection & quantification Diagnostic biomarkers & assays BioJet™ Platform 7 patent families covering: Device designs, materials, components, and manufacturing GI-specific trigger compositions Dosing and PK/PD profiles Jet parameters GI delivery by drug class and drug size NaviCap™ Platform 30 patent families covering: Device designs, materials, components, and manufacturing Localization in the GI tract Dosing and PK/PD profiles Liquid drug formulations IBD-specific drug combinations INTELLECTUAL PROPERTY PORTFOLIO Diverse patent portfolio with 73 distinct patent families Approximately 190 granted patents and 136 pending applications in major countries and regions around the world